Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FT Vest Gold Strategy Target Income ETF®

(the “Fund”)

Supplement to the Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information

August 5, 2026

The Board of Trustees of the Trust, on behalf of the Fund, approved a change to the Fund’s fiscal year-end from December 31 to September 30, effective starting on or about July 31, 2026. In connection with this change, the fiscal year-end of the Fund’s wholly-owned subsidiary, FT Cayman Subsidiary V (the “Subsidiary”) will also change from December 31 to September 30, effective starting on or about July 31, 2026.

The Fund’s investment objective, strategies, risks, and all other policies will remain unchanged.

Please Keep this Supplement for Future Reference